SECURTIES AND EXCHANGE COMMISION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report     (Date of earliest event reported)

April 8, 2002

ALLEGHENY ENERGY SUPPLY COMPANY, LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-72498 Commission File Number	23-3020481 (IRS Employer Identification No.)
4350 Northern Pike Monroeville, Pennsylvania (Address of Principal Executive Offices)	15146-2841 (Zip Code)
(412) 858-1600 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

     On February 25, 2003, Allegheny Energy Supply Company, LLC (AE Supply), Allegheny Energy, Inc., Monongahela Power Company, and West Penn Power Company entered into agreements with lenders on new and restructured credit facilities totaling $2.4 billion.  Bank facility agreements and indentures entered into in connection with that financing are attached as exhibits hereto.  Proceeds from the financing were used to refinance existing debt and for general corporate purposes.

     Also, on April 8, 2002, AE Supply entered into agreements with lenders on a new financing totaling $650 million.  Indentures and a Registration Rights Agreement entered into in connection with that financing are attached as exhibits hereto.

ITEM 7.     EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
4.1	Amended and Restated Indenture dated as of February 21, 2003, between Allegheny Energy Supply Company, LLC and Law Debenture Trust Company of New York, as Trustee
4.2	Amended A Note due 2007, under the Amended and Restated Indenture dated as of February 21, 2003
4.3	Amended B Note due 2007, under the Amended and Restated Indenture dated as of February 21, 2003
4.4	Amended C Note due 2007, under the Amended and Restated Indenture dated as of February 21, 2003
4.5	Indenture, dated as of April 8, 2002, between Allegheny Energy Supply Company, LLC and Bank One Trust Company, N.A., as Trustee
4.6	First Supplemental Indenture, dated as of April 8, 2002 between Allegheny Energy Supply Company, LLC and Bank One Trust Company, N.A., as Trustee
4.7

Registration Rights Agreement, dated April 8, 2002, between Allegheny Energy Supply Company, LLC and Bank of America Securities LLC and J. P. Morgan Securities Inc., as representatives of the Initial Purchasers of 8.25% Notes due 2012

EXHIBIT NUMBER	DESCRIPTION
10.1	Common Terms Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC, Bank One, N.A., Citibank, N.A., The Bank of Nova Scotia, and JPMorgan Chase Bank
10.2

Security and Intercreditor Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC, Bank One, NA, Citibank, N.A., The Bank of Nova Scotia, JPMorgan Chase Bank, and Law Debenture Trust Company of New York

10.3	$470,000,000 Credit Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC and The Banks Named Herein and Citibank, N.A.
10.4	$987,657,215.77 Credit Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC and the Banks Named Herein and Citibank, N.A.
10.5

Intercreditor Agreement dated as of February 21, 2003 among Citibank, N.A., The Bank of Nova Scotia, Law Debenture Trust Company of New York, Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC

10.6	$270,122,947 Credit Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC and the Financial Institutions Named Herein and The Bank of Nova Scotia
10.7	Waiver, Assumption and Supplemental Agreement, dated as of February 21, 2003, among Allegheny Energy Supply Company, LLC, and Law Debenture Trust Company of New York.
10.8	Credit Agreement dated as of February 21, 2003, among Allegheny Energy Supply Company, LLC, the Springdale Lenders and The Bank of Nova Scotia as Springdale Lender Agent for the Springdale Lenders

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 1, 2003	ALLEGHENY ENERGY SUPPLY COMPANY, LLC By: /S/ DAVID B. HERTZOG Name: David B. Hertzog Title: Vice President

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
4.1	Amended and Restated Indenture dated as of February 21, 2003, between Allegheny Energy Supply Company, LLC and Law Debenture Trust Company of New York, as Trustee
4.2	Amended A Note due 2007, under the Amended and Restated Indenture dated as of February 21, 2003
4.3	Amended B Note due 2007, under the Amended and Restated Indenture dated as of February 21, 2003
4.4	Amended C Note due 2007, under the Amended and Restated Indenture dated as of February 21, 2003
4.5	Indenture, dated as of April 8, 2002, between Allegheny Energy Supply Company, LLC and Bank One Trust Company, N.A., as Trustee
4.6	First Supplemental Indenture, dated as of April 8, 2002 between Allegheny Energy Supply Company, LLC and Bank One Trust Company, N.A., as Trustee
4.7

Registration Rights Agreement, dated April 8, 2002, between Allegheny Energy Supply Company, LLC and Bank of America Securities LLC and J. P. Morgan Securities Inc., as representatives of the Initial Purchasers of 8.25% Notes due 2012

10.1	Common Terms Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC, Bank One, N.A., Citibank, N.A., The Bank of Nova Scotia, and JPMorgan Chase Bank
10.2

Security and Intercreditor Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC, Bank One, NA, Citibank, N.A., The Bank of Nova Scotia, JPMorgan Chase Bank, and Law Debenture Trust Company of New York

EXHIBIT NUMBER	DESCRIPTION
10.3	$470,000,000 Credit Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC and The Banks Named Herein and Citibank, N.A.
10.4	$987,657,215.77 Credit Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC and the Banks Named Herein and Citibank, N.A.
10.5

Intercreditor Agreement dated as of February 21, 2003 among Citibank, N.A., The Bank of Nova Scotia, Law Debenture Trust Company of New York, Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC

10.6	$270,122,947 Credit Agreement dated as of February 21, 2003 among Allegheny Energy Supply Company, LLC and the Financial Institutions Named Herein and The Bank of Nova Scotia
10.7	Waiver, Assumption and Supplemental Agreement, dated as of February 21, 2003, among Allegheny Energy Supply Company, LLC, and Law Debenture Trust Company of New York.
10.8	Credit Agreement dated as of February 21, 2003, among Allegheny Energy Supply Company, LLC, the Springdale Lenders and The Bank of Nova Scotia as Springdale Lender Agent for the Springdale Lenders